Exhibit 10.4

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “First Amendment”) is made as of May 21, 2015, by and between ARE-SEATTLE NO. 16, LLC, a Delaware limited liability company (“Landlord”), and JUNO THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of April 6, 2015 (the “Lease”). Pursuant to the Lease, Tenant shall lease certain premises consisting of a minimum of three floors (the “Premises”) in that certain to be constructed building located at 400 Dexter Avenue North, Seattle, Washington. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire to amend the Lease to, among other things, (i) document which floors Tenant has selected as the Initial Premises and Fixed Expansion Premises and (ii) reflect the order in which Tenant shall be required to lease the Expansion Floors in the Fixed Expansion Premises.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Initial Premises. The Initial Premises shall mean approximately 90,423 rentable square feet of the Building, consisting of (i) the 9th floor containing approximately 23,586 rentable square feet, (ii) the 10th floor containing approximately 23,586 rentable square feet, (iii) the 11th floor containing approximately 23,586 rentable square feet, and (iv) the 12th floor containing approximately 19,665 rentable square feet, and all of the same together shall constitute the Premises. The Premises are more particularly shown on Exhibit A attached hereto. The Rentable Area of the Premises and the Building shall be determined prior to the Rent Commencement Date as provided for in Section 5 of the Lease.

2.	Security Deposit. As required under the Lease, the Security Deposit required in connection with the Premises is hereby increased from $320,000 to $361,698.56. Tenant shall be required, on or before the date that it is 10 days after the date of this First Amendment, to deliver to Landlord a new Letter of Credit for the additional $41,698.56 or an amendment to the existing Letter of Credit increasing the same by $41,698.56.

3.	Right to Expand. The first paragraph of Section 39 of the Lease along with Section 39(a), (b) and (c) of the Lease are all hereby deleted in their entirety and replaced with the following:

“39. Rights to Expand. Subject to the provisions of this Section 39, Tenant shall have certain rights to expand the Premises to include the Fixed Expansion Premises. The 6th floor containing approximately 23,558 rentable square feet, the 7th floor containing approximately 23,726 rentable square feet, and the 8th floor containing approximately 23,726 rentable square feet are collectively referred to herein as the “Fixed Expansion Premises”, and each is individually referred to herein as an “Expansion Floor”. Tenant shall be required to expand the Premises pursuant to Section 39(a), (b) and (c) in the order of the floor most contiguous to the least contiguous vis-a-vis the Initial Premises (i.e., expansion in the order of first the 8th floor, then the 7th floor and finally the 6th floor).

(a) Initial Fixed Expansion Option. Subject to the terms of this Section 39, Tenant shall have the right (the “Initial Expansion Right”), but not the obligation to expand the Premises for Tenant’s own use to include one, two or three of the Expansion Floors. For the avoidance of any doubt, in no event may Tenant elect to exercise its Initial Expansion Right for any partial floor(s). If Tenant elects to exercise its Initial Expansion Right with respect to 1 or more full Expansion Floors of the Fixed Expansion Premises, Tenant shall deliver written notice (an “Initial Expansion Election Notice”) to Landlord on or before the date that is 6 months after the Commencement Date (“Initial Option Expiration Date”) identifying the number of floors of the Fixed Expansion Premises with respect to which Tenant elects to exercise its Initial Expansion Right (“Identified Initial Expansion Premises”). For the avoidance of any doubt, (i) if Tenant elects to lease only 1 Expansion Floor pursuant to the Initial Expansion Right, then such Expansion Floor shall be the 8th floor, and (ii) if Tenant elects to lease only 2 Expansion Floors pursuant to the Initial Expansion Right, then such Expansion Floors shall be the 8th floor and the 7th floor. If Tenant elects not to exercise the Initial Expansion Right, the 6th floor shall be released from the Fixed Expansion Premises and Tenant shall have no further right to lease the 6th floor pursuant to the provisions of Section 39(a), (b) and/or (c). If Tenant timely delivers an Initial Expansion Election Notice to Landlord, Tenant shall lease the Identified Initial Expansion Premises on the same terms and conditions pursuant to which Tenant is leasing the initial Premises, except as otherwise provided in this Section 39(a).

If Tenant timely exercises its Initial Expansion Right with respect to one or more Expansion Floors of the Fixed Expansion Premises, (i) Landlord shall Deliver the Identified Initial Expansion Premises to Tenant within 10 days after Landlord’s receipt of Tenant’s Initial Expansion Election Notice with the Building Shell for the Identified Initial Expansion Premises in Tenant Improvement Work Readiness Condition so that Tenant may commence construction of tenant improvements in the Identified Initial Expansion Premises, (ii) commencing on the earlier of (x) the date that is 6 months after Landlord Delivers the Identified Initial Expansion Premises to Tenant pursuant to subsection (i), and (y) the Substantial Completion of the tenant improvements in the Identified Initial Expansion Premises (as applicable, the “Initial Option Premises Commencement Date”), the Premises shall be expanded to include the Identified Initial Expansion Premises and Tenant shall commence paying Base Rent with respect to the Identified Initial Expansion Premises on a per rentable square foot basis at the then-current Base Rent per rentable square foot being paid with respect to the initial Premises, as adjusted pursuant to Section 4, (iii) Tenant shall not be entitled to any abatement of Base Rent with respect to the Identified Initial Expansion Premises, (iv) commencing on the Initial Option Premises Commencement Date, the definition of “Tenant’s Share of Operating Expenses” shall be proportionately increased to include the Identified Initial Expansion Space and Tenant shall commence paying Tenant’s Share of Operating Expenses with respect to the Identified Initial Expansion Premises, and (v) Tenant shall be entitled to a tenant improvement allowance for tenant improvements in the Identified Initial Expansion Premises in the amount of $145.00 per rentable square foot of the Identified Initial Expansion Premises and the tenant improvements shall be designed and constructed (and the funds for the same disbursed) on substantially similar terms as the Work Letter. The parties shall execute an amendment to this Lease documenting Tenant’s leasing of the Identified Initial Expansion Premises on the terms set forth herein promptly after Tenant delivers to Landlord the Initial Expansion Election Notice.

(b) Second Fixed Expansion Option. Subject to the terms of this Section 39, Tenant shall have the right (the “Second Expansion Right”), but not the obligation, to expand the Premises for Tenant’s own use to include (v) the 8th floor if Tenant did not elect to exercise its Initial Expansion Right, (w) the 8th floor and the 7th floor if Tenant did not elect to exercise its Initial Expansion Right with respect to the 8th floor, (x) the 7th floor if Tenant elected to exercise its Initial Expansion Right for the 8th floor, (y) the 7th floor and the 6th floor if Tenant elected to exercise its Initial Expansion Right with respect to the 8th floor, or (z) the 6th floor if Tenant elected to exercise its Initial Expansion Right with respect to the 8th floor and the 7th floor. For the avoidance of any doubt, in no event may Tenant elect to exercise its Second Expansion

Right for any partial floor(s). If Tenant elects to exercise its Second Expansion Right for the Expansion Floor(s) described in the first sentence of this Section 39(b), Tenant shall deliver written notice (an “Second Expansion Election Notice”) to Landlord on or before the date that is 18 months after the Commencement Date (“Second Option Expiration Date”) exercising its Second Expansion Right and identifying whether Tenant is electing option (v), (w), (x), (y) or (z) as the floor(s) to be leased pursuant to Tenant’s Second Expansion Right (as applicable, the “Identified Second Expansion Premises”). If Tenant elects not to exercise the Second Expansion Right and Tenant did not elect to lease the 8th floor and 7th floor as part of the Initial Expansion Right, the 7th floor shall be released from the Fixed Expansion Premises and Tenant shall have no further right to lease the 7th floor pursuant to the provisions of Section 39(a), (b) and/or (c). If Tenant timely delivers a Second Expansion Election Notice, Tenant shall lease the Identified Second Expansion Premises on the same terms and conditions pursuant to which Tenant is leasing the initial Premises, except as otherwise provided in this Section 39(b).

If Tenant timely exercises its Second Expansion Right with respect to one or both remaining floors of the Fixed Expansion Premises, (i) Landlord shall Deliver the Identified Second Expansion Premises to Tenant within 10 days after Landlord’s receipt of Tenant’s Second Expansion Election Notice with the Building Shell for the Identified Second Expansion Premises in Tenant Improvement Work Readiness Condition so that Tenant may commence construction of the tenant improvements in the Identified Second Expansion Premises, (ii) commencing on the earlier of (x) the date that is 6 months after Landlord Delivers the Identified Second Expansion Premises to Tenant pursuant to subsection (i), and (y) the Substantial Completion of the tenant improvements in the Identified Second Expansion Premises (as applicable, the “Second Option Premises Commencement Date”), the Premises shall be expanded to include the Identified Second Expansion Premises and Tenant shall commence paying Base Rent with respect to the Identified Second Expansion Premises on a per rentable square foot basis at the then-current Base Rent per rentable square foot being paid with respect to the initial Premises, as adjusted pursuant to Section 4, (iii) Tenant shall not be entitled to any abatement of Base Rent with respect to the Identified Second Expansion Premises, (iv) commencing on the Second Option Premises Commencement Date, the definition of “Tenant’s Share of Operating Expenses” shall be proportionately increased to include the Identified Second Expansion Space Tenant and Tenant shall commence paying Tenant’s Share of Operating Expenses with respect to the Identified Second Expansion Premises, and (v) Tenant shall be entitled to a tenant improvement allowance for tenant improvements in the Identified Second Expansion Premises in the amount of $145.00 per rentable square foot of the Identified Second Expansion Premises, and the tenant improvements shall be designed and constructed (and the funds for the same disbursed) on substantially similar terms as the Work Letter. The parties shall execute an amendment to this Lease documenting Tenant’s leasing of the Identified Second Expansion Premises on the terms set forth herein promptly after Tenant delivers to Landlord the Second Expansion Election Notice.

(c) Third Fixed Expansion Option. Subject to the terms of this Section 39, Tenant shall have the right (the “Third Expansion Right”), but not the obligation to expand the Premises for Tenant’s own use to include (as applicable, the “Third Expansion Premises”) (y) the 8th floor if Tenant did not lease the 8th floor pursuant to its Initial Expansion Right or its Second Expansion Right or (z) the 6th floor if Tenant elected to exercise its Initial Expansion Right with respect to the 8th floor and Tenant elected to exercise its Second Expansion Right with respect to the 7th floor. For the avoidance of any doubt, in no event may Tenant elect to exercise its Third Expansion Right for any partial portion of such floor. If Tenant elects to exercise its Third Expansion Right with respect to the Third Expansion Premises, Tenant shall deliver written notice (a “Third Expansion Election Notice”) to Landlord of such election on or before the date that is 30 months after the Commencement Date (“Third Option Expiration Date”). If Tenant has not delivered to Landlord a Third Expansion Notice prior to the Third Option Expiration Date, Tenant shall be deemed to have forever waived its right to lease the Third Expansion Premises and Tenant shall have no further rights to expand the Premises under this Section 39(a), (b) and/or (c). If Tenant timely delivers a Third Expansion Election Notice, Tenant shall lease the Third Expansion Premises on the same terms and conditions pursuant to which Tenant is leasing the initial Premises, except as otherwise provided in this Section 39(c).

If Tenant timely exercises its Third Expansion Right, (i) Landlord shall Deliver the Third Expansion Premises to Tenant within 10 days after Landlord’s receipt of Tenant’s Third Expansion Election Notice with the Building Shell for the Third Expansion Premises in Tenant Improvement Work Readiness Condition so that Tenant may commence construction of the tenant improvements in the Third Expansion Premises, (ii) commencing on the earlier of (x) the date that is 6 months after Landlord Delivers the Third Expansion Premises to Tenant pursuant to subsection (i), and (y) the Substantial Completion of the tenant improvements in the Third Expansion Premises (as applicable, the “Third Option Premises Commencement Date”), the Premises shall be expanded to include the Third Expansion Premises and Tenant shall pay Base Rent with respect to the Third Expansion Premises on a per rentable square foot basis at the then-current Base Rent per rentable square foot being paid with respect to the initial Premises, as adjusted pursuant to Section 4, (iii) Tenant shall not be entitled to any abatement of Base Rent with respect to the Third Expansion Premises, (iv) commencing on the Third Option Premises Commencement Date, the definition of “Tenant’s Share of Operating Expenses” shall be proportionately increased to include the Third Expansion Premises and Tenant shall commence paying Tenant’s Share of Operating Expenses with respect to the Third Expansion Premises, and (v) Tenant shall be entitled to a tenant improvement allowance for tenant improvements in the Third Expansion Premises (x) in the amount of $145.00 per rentable square foot of the Third Expansion Premises if Tenant delivers a Third Expansion Election Notice prior to the last day of 25th month after the Commencement Date, or (y) in an amount prorated based on $145.00 per rentable square foot of the Third Expansion Premises and the number of months remaining in the Base Term from and after the Third Option Premises Commencement Date, if Tenant delivers a Third Expansion Election Notice after the last day of the 25th month after the Commencement Date (for example, if Tenant delivers a Third Expansion Election Notice during the 30th month after the Commencement Date then Tenant shall be entitled to a tenant improvement allowance equal to $82.86 per rentable square foot of the Third Expansion Premises). The tenant improvements for the Third Expansion Premises shall be designed and constructed (and the funds for the same disbursed) on substantially similar terms as the Work Letter. The parties shall execute an amendment to this Lease documenting Tenant’s leasing of the Third Expansion Premises on the terms set forth herein promptly after Tenant delivers to Landlord the Third Expansion Election Notice.”

The rentable area of the Fixed Expansion Premises shall be determined prior to the Rent Commencement Date as provided for in Section 5 of the Lease. The Fixed Expansion Premises are more particularly shown on Exhibit B attached hereto.

4.	Miscellaneous.

a. This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions including, without limitation, that certain letter dated April 30, 2015, from Tenant to Landlord. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

(Signatures on next page)

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

JUNO THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Bernard J. Cassidy
Its:	Secretary & General Counsel

LANDLORD:

ARE-SEATTLE NO. 16, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

		By:	Jackie Clem
		Its:	Senior Vice President, Legal Affairs

LANDLORD’S ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) §
County of Los Angeles		)

On May 21, 2015, before me, Charles L. Murphy, a Notary Public, personally appeared Jackie Clem who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that ~~he/~~she~~/they~~ executed the same in ~~his/~~her~~/their~~ authorized capacity~~(ies),~~ and that by ~~his/~~her~~/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct

WITNESS my hand and official seal.

/s/ Charles L. Murphy
Signature of Notary	(Affix seal here)
/seal/

TENANT’S ACKNOWLEDGMENT

STATE OF WASHINGTON
ss.
COUNTY OF KING

On this 19 day of May, 2015, before me personally appeared Barney Cassidy, to me known to be the General Counsel of Juno Therapeutics, a             , that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Patricia Betty Grossbard
(Signature of Notary)

Patricia Betty Grossbard
(Legibly Print or Stamp Name of Notary)

Notary public in and for the State of Washington, residing at 307 Westlake Ave. N. Seattle, WA 98109

My appointment expires 5/12/2016

/seal/

Exhibit A

Initial Premises

Scale:1"=20'-0"

JPC ARCHITECTS

9th Floor Plan
400 DEXTER

400 DEXTER AVENUE N.   SEATTLE, WA. 98109

PROJ_MGR: DB
DRAWN BY: Author
JOB NO: ALEX_0112050
DATE: 05/05/15

F9

Scale:1"=20'-0"

JPC ARCHITECTS

10th Floor Plan
400 DEXTER
400 DEXTER AVENUE N. SEATTLE, WA. 98109

PROJ_MGR: DB
DRAWN BY: Author
JOB NO: ALEX_0112050
DATE: 05/05/15

F10

Scale:1"=20'-0"

JPC ARCHITECTS

11th Floor Plan
400 DEXTER
400 DEXTER AVENUE N. SEATTLE, WA. 98109

PROJ_MGR: DB
DRAWN BY: Author
JOB NO: ALEX_0112050
DATE: 05/05/15

F11

Scale:1"=20'-0"

JPC ARCHITECTS

12th Floor Plan
400 DEXTER
400 DEXTER AVENUE N. SEATTLE, WA. 98109

PROJ_MGR: DB
DRAWN BY: Author
JOB NO: ALEX_0112050
DATE: 05/05/15

F12

©2015, JPC Architects, PLLC

Exhibit B

Fixed Expansion Premises

Scale:1"=20'-0"

JPC ARCHITECTS

6th Floor Plan
400 DEXTER
400 DEXTER AVENUE N. SEATTLE, WA. 98109

PROJ_MGR: DB
DRAWN BY: RB
JOB NO: ALEX_0112050
DATE: 05/05/15

F6

©2015, JPC Architects, PLLC

Scale:1"=20'-0"

JPC ARCHITECTS

7th Floor Plan
400 DEXTER
400 DEXTER AVENUE N. SEATTLE, WA. 98109

PROJ_MGR: DB
DRAWN BY: RB
JOB NO: ALEX_0112050
DATE: 05/05/15

F7

Scale:1"=20'-0"

JPC ARCHITECTS

8th Floor Plan
400 DEXTER
400 DEXTER AVENUE N. SEATTLE, WA. 98109

PROJ_MGR: DB
DRAWN BY: Author
JOB NO: ALEX_0112050
DATE: 05/05/15

F8